SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_] Preliminary Proxy Statement           [_]   Confidential, for Use of the
[_] Definitive Proxy Statement                  Commission Only (as permitted by
[X] Definitive Additional Materials             Rule 14a-6(e)(2))
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         LONG ISLAND LIGHTING COMPANY
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  (NAME OF PERSON(S) FILING PROXY STATEMENT,
                         IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      ------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------

      (5)   Total fee paid:

      ------------------------------------------------------------

[_]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      ------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

      ------------------------------------------------------------

      (3)   Filing Party:

      ------------------------------------------------------------

      (4)   Date Filed:

      ------------------------------------------------------------

                           SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_] Preliminary Proxy Statement           [_]   Confidential, for Use of the
[_] Definitive Proxy Statement                  Commission Only (as permitted by
[X] Definitive Additional Materials             Rule 14a-6(e)(2))
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        THE BROOKLYN UNION GAS COMPANY
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  (NAME OF PERSON(S) FILING PROXY STATEMENT,
                         IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      ------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------

      (5)   Total fee paid:

      ------------------------------------------------------------

[_]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      ------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

      ------------------------------------------------------------

      (3)   Filing Party:

      ------------------------------------------------------------

      (4)   Date Filed:

      ------------------------------------------------------------

LOGO Long Island Lighting Company
175 East Old Country Road, Hicksville, NY 11801




                                    June 30, 1997


Dear Shareholder:

      LILCO's agreement with the Long Island Power Authority (LIPA) must be approved by the state leadership in Albany, and it is expected to be taken up by them in the next few days.

      We urge you to call your state assembly representative, XXXXXXX XXXXXXXX today at XXX-XXXX and leave a message that you are counting on him/her to get the plan approved.

      The plan is expected to lower electric rates for Long Islanders by 17 percent on average by taking advantage of LIPA's tax-exempt status to refinance debt. It also settles a $1.2 billion tax judgment and other pending tax cases without any increases in property taxes.

      We strongly believe this transaction is in the best interests of our customers and shareholders, and hope you will take a few moments out of your day to help get this plan approved.

      Please call your assembly representative today.

                                Sincerely,

                               /s/ Theodore A. Babcock
                               Vice President, Treasurer

LOGO Long Island Lighting Company
175 East Old Country Road, Hicksville, NY 11801

                                                      July 8, 1997


Dear Shareholder:

      Recently, you should have received a proxy statement/prospectus setting forth details about two important transactions, that as LILCO shareholders, you are being asked to approve at Long Island Lighting Company's August 7th Annual Meeting.

      The first proposal relates to the combination of LILCO with Brooklyn Union
Gas  Company  to  form  a  new  holding   company  (the  "Brooklyn   Union/LILCO
Transaction").

      The second proposal (the "LIPA Transaction") involves the sale to the Long Island Power Authority, of LILCO's electric transmission and distribution system, its electric regulatory assets and its 18% share in the Nine Mile Point Two nuclear power plant through a stock transaction.

      With the LIPA Transaction, LILCO shareholders would own 68% of the new holding company.

      Your Board believes the combined company resulting from these transactions should provide significant benefits to shareholders and customers, including:

    GREATER FINANCIAL AND OPERATIONAL RESOURCES, which should create a stronger competitor in an evolving energy marketplace.

    SIGNIFICANT UPSIDE POTENTIAL FOR SHAREHOLDERS in the ability of the combined company to provide energy products and related services to major market areas.

    GREATER FLEXIBILITY IN FINANCING AND CONDUCTING NON-REGULATED OPERATIONS, positioning the combined company to take advantage of new opportunities in the increasingly competitive energy industry.

    A MORE EXTENSIVE PORTFOLIO OF ENERGY PRODUCTS than either company can provide currently.

    LOWER RATES for customers of both LILCO and Brooklyn Union Gas.

      Your Board of Directors believes that the Brooklyn Union/LILCO Transaction and the LIPA Transaction are in the best interests of all LILCO shareholders, and unanimously recommends a vote FOR each proposal.

      YOUR VOTE is important, regardless of the number of shares you own. SINCE A FAILURE TO VOTE HAS THE SAME EFFECT AS A VOTE AGAINST EACH OF THESE PROPOSED TRANSACTIONS, IN ORDER TO SUPPORT THESE IMPORTANT TRANSACTIONS YOU MUST RETURN YOUR PROXY. Please mark, sign, date and mail the enclosed proxy card at your earliest convenience.

      Please do not send in your LILCO stock certificates with your proxy card. Following the receipt of all approvals necessary to consummate these transactions, you will be sent additional material explaining how to exchange your LILCO stock certificates for shares in the new holding company. YOUR PROXY CARD IS THE ONLY ITEM YOU SHOULD RETURN AT THIS TIME.

      Your Board is extremely pleased to present this unique opportunity to LILCO shareholders. We look forward to your support and to serving your interests in the future.

      Thank you.

                                       On behalf of the Board of Directors,

                                       Sincerely,

                                       /s/ William J. Catacosinos
                                       Chairman and Chief Executive Officer